UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): June 10, 2005


                                                                IRS Employer
Commission       Registrant; State of Incorporation;            Identification
File Number      Address; and Telephone Number                  Number
------------     ------------------------------------------     ----------------

1-13739          UNISOURCE ENERGY CORPORATION                   86-0786732
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY                   86-0062700
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.
-------------------------

RATES - TEP'S 1999 SETTLEMENT AGREEMENT AND 2004 RATE REVIEW

As previously reported, on May 4, 2005, in an effort to resolve the uncertainty surrounding the methodology that will be applied to determine Tucson Electric Power Company's (TEP) rates for generation service after the current competition transition charges (CTC) expire, TEP filed a motion with the Arizona Corporation Commission (ACC) requesting that the ACC issue an order declaring its position regarding the rate treatment that will be afforded to TEP's generation assets after 2008.

On May 31, 2005, TEP and the parties to TEP's 2004 general rate case information proceeding filed a request with the ACC for the administrative law judge (ALJ) to suspend the current deadlines for filing testimony, pending the outcome of a procedural conference to discuss the appropriate procedural schedule for the TEP motion, and any rulings that may result therefrom.

The ALJ held a procedural conference on June 7, 2005 to discuss TEP's motion and, during the meeting, suspended the procedural schedule in TEP's 2004 rate review proceeding pending a further order. On June 10, 2005, the ALJ issued a procedural order (Order) implementing a revised schedule for TEP's 2004 rate review that requires ACC staff and intervenors to file testimony by June 24, 2005. A procedural conference will be held on July 6, 2005 to re-evaluate the established procedures set forth in the Order.

The Order took no action on TEP's May 4, 2005 motion. TEP is evaluating what actions, if any, it will take regarding clarification of the ACC's position regarding the rate treatment that will be afforded to TEP's generation assets after 2008.

A copy of the Order is posted on UniSource Energy's website at www.UniSourceEnergy.com.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





   Date: June 15, 2005                         UNISOURCE ENERGY CORPORATION
                                           ------------------------------------
                                                     (Registrant)

                                                 /s/ Kevin P. Larson
                                           ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer




   Date: June 15, 2005                         TUCSON ELECTRIC POWER COMPANY
                                           ------------------------------------
                                                    (Registrant)

                                               /s/ Kevin P. Larson
                                           ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer



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